UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2018

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-35737 (Commission File Number)	94-3306718 (IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

Option Grants to Directors and Executive Officers

On May 28, 2018, the Company entered into Option Grant Agreements and issued options thereunder to certain directors and officers, most of which options were approved by the Board in prior months and were previously reported (collectively, the “Options”).

The Options included 15,680,000 options to independent directors, which were previously described in the Company’s definitive proxy statement filed on April 9, 2018, and were approved by shareholders at the Special Shareholder Meeting on April 27, 2018.

The Options included 55,370,000 options for officers which were approved by the Board in January and were reported on Form 8-K on January 16, 2018. The Options also included 19,600,000 additional options for officers which were previously approved by the Board. The incremental options included 9,800,000 Options for Linda Powers, 4,900,000 Options for Les Goldman, and 4,900,000 Options for Dr. Al Boynton.

As previously reported, the Options are exercisable for the purchase of Common Stock of the Company at $0.23 per share for the officers’ options, and at $0.30 per share for the independent directors’ options, with an exercise period of ten years from the date the Options become exercisable.

As also previously reported, the Options are subject to vesting requirements. 50% of the Options are vested on the grant date, and the remaining 50% of the Options will vest monthly over a period of 24 months following the Board approvals of the Options, subject to acceleration upon the occurrence of certain achievement milestones.

The Options described herein were issued without registration pursuant to the exemption provided by Section 4(a)(2) under the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 3.02 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: June 1, 2018	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman